Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments And contingencies
Commitments and contingencies

20.Commitments and contingencies

Operating lease commitments

The Group leases various offices in locations such as France, the United States, the United Kingdom and Germany under non-cancellable operating leases expiring within 1 to 7 years. The leases have varying terms, escalation clauses and renewal rights. On renewal, the terms of the leases are renegotiated. The Group incurred rent expense on its operating leases of $2.3 million during the fiscal year ended December 31, 2015, $2.8 million during the fiscal year ended December 31, 2016 and $3.4 million during the fiscal year ended December 31, 2017, respectively.

Future minimum undiscounted lease payments under operating leases are as follows (in thousands):

Operating leases
As of
December 31, 2017
2018	$4,133
2019	3,731
2020	3,010
2021	2,436
2022	1,662
Thereafter	634
Total future minimum lease payments	$15,606

Capital commitments

As of December 31, 2017, the Company had no capital commitments to acquire fixed or other long-lived assets.

Contingencies

From time to time, the Group has been, and may become, involved in claims or legal proceedings which arise in the ordinary course of its business. The Group provides for a reserve against such third-party contingent liabilities when a loss is probable and can be reasonably estimated. The Group currently believes that resolving the claims and legal proceedings pending at December 31, 2017, will neither individually nor in the aggregate have a material adverse effect on the results of operations, cash flow or the financial position of the Group.

Guarantees

In third quarter of 2017, the Company agreed to guarantee several business contract obligations totaling $2.1 million.